SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 23, 1999
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                        (Date of earliest event reported)

                               PBOC Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-24215                  33-0220233
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

5900 Wilshire Boulevard, Los Angeles California                     90036
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    (Address of principal executive offices)                      (Zip Code)

                                 (323) 954-6653
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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        (Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

      On June 23, 1999, PBOC Holdings, Inc. ("PBOC") announced that PBOC, its wholly owned subsidiary, People's Bank of California, a federally chartered savings bank (the "Bank") and The Bank of Hollywood, a California commercial bank ("BOH"), had entered into an Agreement and Plan of Merger, dated as of June 22, 1999 (the "Agreement," a copy of which is attached hereto as Exhibit 2.1), which sets forth the terms and conditions pursuant to which BOH would be merged with and into the Bank and become a wholly owned subsidiary of PBOC (the "Merger"). The Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of BOH (subject to certain exceptions) will be converted into the right to receive $19.00 in cash without interest. Consummation of the Merger is subject to a number of conditions, including, but not limited to, the approval of the Agreement and the Merger by the shareholders of BOH and the receipt of requisite regulatory approvals.

      Concurrently with the execution and delivery of the Agreement, the directors and certain executive officers of BOH entered into a form of letter agreement with PBOC pursuant which, among other things, such persons agreed to vote their shares of BOH common stock in favor of the Merger. A copy of the form of letter agreement is attached hereto as Exhibit 10.1.

      The press release issued by PBOC and BOH with respect to the announcement of the transaction described herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Not applicable.

      (b) Not applicable.

      (c) The following exhibits are included with this Report:

            Exhibit 2.1 Agreement and Plan of Merger dated as of June 22, 1999 among PBOC, the Bank and BOH.

            Exhibit 10.1 Form of letter agreement between affiliates of BOH and PBOC.

            Exhibit 99.1  Press Release, dated June 23, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PBOC HOLDINGS, INC.


                                         By: /s/ J. Michael Holmes
                                             ------------------------------
                                             J. Michael Holmes
                                             Executive Vice President and
                                                Chief Financial Officer

Date: June 24, 1999